SCHEDULE 14A

                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
filed by a party other than the Registrant [  ]

Check the appropriate box:
-------------------------

        [X ] Preliminary proxy statement
        [  ] Definitive proxy statement
        [  ] Definitive additional materials
        [  ] Soliciting material pursuant to Rule 14a-12

                  [  ] Confidential, for use of the Commission
                       Only (as permitted by Rule 14a-6(e) (2))

                            IntegraMed America, Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)


     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check appropriate box):

[X]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (l) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

[  ]  Fee paid previously with prelininary materials

[  ]  Check box if any part of the fee is offset as  provided  by  Exchange  Act
      Rule 0-11(a) (2) and identify the filing for which the offseting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid;

     (2)  Form, schedule or registration statement no.:

     (3)  Filing party:

     (4)  Date filed:  March 30, 2007

April 10, 2007




Dear Stockholder:

It is my pleasure to invite you to the 2007 Annual Meeting of Stockholders of IntegraMed America, Inc. The meeting will be held at 10:00 a.m. (local time) on Tuesday, May 15, 2007, at the Company's corporate offices at Two Manhattanville Road, 3rd Floor, Purchase, New York.

The following pages contain the formal Notice of Annual Meeting of Stockholders and the Proxy Statement. Please review this material for information concerning the business to be conducted at the meeting, which is the election of seven directors for a term of one year, and the approval and ratification of the Company's 2007 Long-Term Compensation Plan. You will also have the opportunity to hear what has happened in our business in the past year and to ask questions. You will find detailed information about IntegraMed America, Inc. in the enclosed 2006 Annual Report to Stockholders.

We hope you can join us on May 15, 2007. Whether or not you can attend, please read the enclosed Proxy Statement. When you have done so, please mark your votes on the enclosed Proxy Card, sign and date the Proxy Card, and return it in the enclosed envelope. Your vote is important to the Company, so please return your Proxy promptly.


Sincerely,


/s/Jay Higham
   -------------------------------------
   Jay Higham
   President & Chief Executive Officer

                            INTEGRAMED AMERICA, INC.
                             Two Manhattanville Road
                            Purchase, New York 10577

                         _____________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To be held May 15, 2007

                         _____________________________



To the Stockholders:


         Notice is hereby given that the Annual Meeting of the Stockholders of IntegraMed America, Inc. (the "Company") will be held on Tuesday, May 15, 2007, 10:00 a.m. local time, at the Company's headquarters, Two Manhattanville Road, 3rd Floor, Purchase, New York 10577. The meeting is called for the following purposes:

         1. Election of seven directors for a term of one year;

         2. Approval and ratification of the Company's 2007 Long-Term Compensation Plan; and

         3. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

         Only stockholders of record at the close of business on March 23, 2007 are entitled to notice of, and to vote at, the meeting.

         All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy Card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has returned the Proxy Card.



                /s/Claude E. White
                   --------------------------------------------
                   Claude E. White
                   Vice President, General Counsel & Secretary

April 10, 2007

                            INTEGRAMED AMERICA, INC.
                             Two Manhattanville Road
                            Purchase, New York 10577
                                  914-253-8000

                          _____________________________

                                 PROXY STATEMENT
                          _____________________________


                     For the Annual Meeting of Stockholders
                       To Be Held on Tuesday, May 15, 2007


Solicitation of Proxy

         This Proxy Statement is furnished to stockholders of IntegraMed America, Inc. (the "Company") in connection with the solicitation by the Company's Board of Directors of proxies for use at the Annual Meeting of Stockholders of the Company to be held in Purchase, New York, on Tuesday, May 15, 2007 at 10:00 a.m., and any adjournments of the meeting ("Annual Meeting").

Mailing Date

         The Annual Report of the Company for 2006, including financial statements, the NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, this Proxy Statement, and the Proxy Card are being mailed to stockholders on or about April 10, 2007.

Who can vote -- Record Date

         The record date for determining stockholders entitled to notice of and to vote at the Annual Meeting is March 23, 2007. Each of the 6,513,431 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company issued and outstanding on the record date is entitled to one vote at the meeting.

How to vote -- Proxy Instructions

         You can vote your shares by mailing in your proxy card. Stockholders who hold their shares in "street name" must vote their shares in the manner prescribed by their brokers.

         In voting on the Directors, you may specify whether your shares should be voted for all, some, or none of the nominees for director.

         If you do not specify on your proxy card how you want to vote your shares, we will vote them "FOR" the election of all nominees for director as set forth under "Election of Directors" (Proposal 1).

         In voting on the approval and ratification of the Company's 2007 Long-Term Compensation Plan (the "Plan"), you may specify whether your shares should be voted for or against the Plan (Proposal 2).

         If you do not specify on your Proxy Card how you want to vote your shares, we will vote them "FOR" the amendment to the Plan (Proposal 2).

 Revocation of Proxies

         You may revoke your Proxy at any time before it is exercised in any of three ways:

         (1) by submitting written notice of revocation to the Company's Secretary, which must be received prior to the Annual Meeting;

         (2) by submitting a new Proxy by mail that is dated later in time and properly signed; or

         (3)  by voting in person at the meeting.

Quorum

         A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if the holders of a majority of the votes entitled to be cast by the stockholders at the Annual Meeting are present, in person or by proxy. Broker "non-votes" and abstentions are counted as present at the Annual Meeting for purposes of determining whether a quorum exists. However, with respect to proposals, which require the affirmative vote of a percentage of shares present at the Annual Meeting and entitled to vote on such proposal for approval, such broker "non-votes" will be treated as not present for purposes of determining the outcome of any such matter. With respect to proposals, which require the affirmative vote of a percentage of the outstanding shares for approval, since such broker "non-votes" are not cast "FOR" a particular matter, they will have the same effect as negative votes or votes cast "AGAINST" such proposals. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Required Vote

         Election of Directors: Persons receiving a plurality of the voted shares present in person or represented by proxy at the Annual Meeting will be elected directors, meaning the individuals receiving the greatest number of votes will be elected to serve as directors. Shares not voted (whether abstention, broker "non-votes" or otherwise) have no effect on the election. If any nominee is unable or declines to serve, proxies will be voted for the balance of those named and such person as shall be designated by the Board to replace any such nominee. However, the Board does not anticipate that this will occur.

         Approval of the Plan: A majority of the votes cast at the Annual Meeting is necessary to approve Proposal 2 (ratification of the Company's 2007 Long-Term Compensation Plan). Shares not voted (whether by abstentions or broker "non-votes," or otherwise) will have no effect on the approval of Proposal 2.

Voting Results

         Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our quarterly report on Form 10-Q for the second quarter of 2007.

Other Business

         The Company does not intend to bring any business before the meeting other than that set forth in the Notice of Annual Meeting and described in this Proxy Statement. However, if any other business should properly come before the meeting, the persons named in the enclosed proxy card intend to vote in accordance with their best judgment on such business and any matters dealing with the conduct of the meeting pursuant to the discretionary authority granted by your proxy.

                               SECURITY OWNERSHIP


         The following table sets forth, as of March 31, 2007, certain information concerning the stock ownership of all persons known by the Company to own beneficially 5% or more of the shares of Common Stock, and each director, and each executive officer named under "Executive Compensation", and all directors and executive officers of the Company as a group.

                                                Shares of
                                              Common Stock      Percent of
                                              Beneficially     Common Stock
Beneficial Owners                               Owned (1)        Outstanding
----------------                              ------------     --------------


Peter R. Kellogg.............................   875,163(2)          13.44%
120 Broadway
New York, NY 10271

Healthinvest Partners B......................   624,058(3)           9.59%
Arsenalsgatan 4
SE-111  47 Stockholm
Sweden

Austin W. Marxe..............................   519,914(4)           7.98%
David M. Greenhouse
527 Madison Avenue, Suite 2600
New York, New York 10022

Gruber & McBaine Capital Management, LLC.....   453,000(5)           6.96%
50 Osgood Place, Penthouse
San Francisco, CA 94133-4622


Officer and Director Stock Ownership

Jay Higham...................................   105,870              1.63%
John W. Hlywak, Jr...........................    73,400              1.13%
Scott Soifer.................................     2,213
Joseph J. Travia, Jr.........................    22,299(6)           *
Donald S. Wood, PhD..........................    39,760              *


Gerardo Canet................................    28,650              *
Sarason D. Liebler...........................     2,622              *
Wayne R. Moon................................    21,633(6)           *
Lawrence J. Stuesser.........................    41,948(6)           *
Elizabeth E. Tallett.........................    57,954(6)           *
Yvonne S. Thornton, M.D......................     3,669              *

ALL EXECUTIVE OFFICERS AND DIRECTORS
    AS A GROUP (16 persons)..................   409,494(6)           6.29%
--------------

* Represents less than 1% of outstanding shares of Common Stock.

(1) For the purposes of this Proxy Statement, beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally means the power to vote and/or to dispose of the securities regardless of any economic interest therein.

(2) Includes 100 shares held by Cynthia Kellogg, wife of Peter R. Kellogg, based on a Schedule 13G/A dated February 15, 2006 filed jointly by IAT Reinsurance Company Ltd. ("IAT") and Mr. Kellogg. According to the
      Schedule 13G/A, Mr. Kellogg has sole dispositive and voting power with respect to the Company shares owned by IAT and its subsidiaries. Mr. Kellogg disclaims beneficial ownership of the shares owned by IAT and its subsidiaries, and his wife.

(3)   Information is based on Schedule 13G/A dated February 12, 2007.

(4)   Information is based on Schedule 13G dated February 13, 2007.

(5) Includes 345,996 shares of Common Stock held by accounts managed by Gruber and McBaine Capital Management, LLC. (the "LLC"), for which the LLC has shared voting and dispositive powers pursuant to various investment management agreements, and 39,997 and 38,015 shares held by Jon D. Gruber and J. Patterson McBaine, respectively, based on a Schedule 13G filed February 6, 2007. Messrs. Jon D. Gruber, J. Patterson McBaine and Eric B. Swergold are managers of the LLC. The 345,996 shares of Common Stock includes 271,090 shares for which Lagunitas Partners, an investment limited partnership of which the LLC is the general partner, has shared voting and dispositive powers.

(6) Includes exercisable options to purchase Common Stock, including options exercisable within 60 days of March 31, 2007, as follows: Joseph Travia--- 6,449; Wayne R. Moon -- 8,125; Lawrence Stuesser -- 23,564; and Elizabeth Tallett -- 28,688. As to "All Executive Officers and Directors as a Group," includes an aggregate of 9,476 shares beneficially owned, including exercisable options by executive officers not named above. The address for each of these individuals is c/o IntegraMed America, Inc., Two Manhattanville Road, Purchase, New York 10577.


Proposal 1

                  ELECTION OF DIRECTORS FOR A TERM OF ONE YEAR

         Each of the nominees is currently a director of the Company. The Board of Directors recommends that the persons named below be elected as directors of the Company and it is intended that your proxy will be voted for the election as directors of the seven persons named below, unless your proxy contains contrary instructions. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any nominee should become unable or unwilling to serve as a director, your proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors.

         The following sets forth the names and ages of the seven nominees for election to the Board of Directors, their respective principal occupations or employments during the past five years and the period during which each has served as a director of the Company.

         GERARDO CANET (61) served as Chief Executive Officer and a director of the Company from February 14, 1994 to December 31, 2005. Mr. Canet resigned as Chief Executive Officer effective December 31, 2005, but continues to serve as Chairman of the Board and a consultant to the Company. For approximately five years prior to joining the Company, Mr. Canet held various executive management positions with Curative Health Services, Inc., the last of which was as Executive Vice President and President of its Wound Care Business Unit. Mr. Canet has been a director of Dendreon Corporation since December 1996. Mr. Canet earned a B.A. in Economics from Tufts University and an M.B.A. from Suffolk University.

         JAY HIGHAM (48) became President and Chief Executive Officer, effective January 1, 2006 and was President and Chief Operating Officer of the Company since June 2004. In October 1994 Mr. Higham joined the Company as Vice President of Marketing and Development and in January 1999, was promoted to Senior Vice President of Marketing and Development. For four years prior to joining the Company, Mr. Higham held a variety of executive positions, the most current of which was as Vice President of Health Systems Development for South Shore Hospital and South Shore Health and Education Corporation where he developed and implemented a strategy for integration with physician group practices and managed care payers. Mr. Higham earned a B.S. in Psychology from the University of Rochester and a M.H.S.A. from George Washington University.

        SARASON D. LIEBLER (70) became a director of the Company in August 1994. Mr. Liebler is President of SDL Consultants, a privately-owned consulting firm engaged in rendering general business advice. During the past 20 years, Mr. Liebler was a director and/or officer of a number of companies in the fields of home health care, clinical diagnostics, high density optical storage and sporting goods. Mr. Liebler is a graduate of the United States Naval Academy with a B.S.

        WAYNE R. MOON (67) became a director of the Company in May 2001. Mr. Moon joined Kaiser Foundation Health Plan, Inc. in 1970 and was subsequently elected President, Chief Operating Officer and Director. In September 1993, Mr. Moon was appointed President and Chief Executive Officer of Blue Shield of California and a member of its Board of Directors and, later, Chairman. Mr. Moon retired from Blue Shield in January 2000. Until recently, he served as Chairman of the Board of RelayHealth, Inc. He serves on various corporate and civic boards, including Varian, Inc. and the California State Automobile Association. Mr. Moon earned a B.B.A. and a Masters in Hospital Administration from the University of Michigan.

        LAWRENCE J. STUESSER (65) became a director of the Company in April 1994. Since June 1999, Mr. Stuesser has been a private investor. From June 1996 to May, 1999, Mr. Stuesser was the President and Chief Executive Officer and a director of Computer People Inc., the U.S. subsidiary of London-based Delphi Group plc., of which he was also a director. Mr. Stuesser was a director of American Retirement Corporation from May 1997 to July 2006. Early in his career, Mr. Stuesser qualified as a certified public accountant and served as an audit manager with Alexander Grant & Company, an accounting firm. Mr. Stuesser holds a B.B.A. in accounting from St. Mary's University.

        ELIZABETH E. TALLETT (58) became a director of the Company in June 1998. Since July 2002, Ms. Tallett has been a Principal of Hunter Partners, LLC, which provides management services to developing life sciences companies. From November 2000 until January 2003, Ms. Tallett was Chief Executive Officer of Marshall Pharmaceuticals, Inc., a specialty pharmaceutical company. Ms. Tallett held the position of President and Chief Executive Officer of Dioscor, Inc., a biopharmaceutical company, from 1996 until July 2003. Ms. Tallett is a director of The Principal Financial Group, Inc., Varian Semiconductor Equipment Associates, Inc., Varian, Inc., Coventry Health Care, Inc. and Immunicon, Inc. She is a founding board member of the Biotechnology Council of New Jersey. Ms. Tallett graduated from Nottingham University with a degree in mathematics and economics.

        YVONNE S. THORNTON, M.D., M.P.H. (59) became a director of the Company in January 2006. Dr. Thornton is a double board-certified specialist in obstetrics, gynecology and maternal-fetal medicine. Dr. Thornton is a former Professor of Clinical Obstetrics and Gynecology at Cornell (Weill) Medical College and Vice-Chair of the Department of OB/GYN and Director of Maternal-Fetal Medicine at Jamaica Hospital Medical Center in New York City where she served from 2002-2005. From 2000-2002, Dr. Thornton was a member of the Department of Obstetrics and Gynecology, Division of Maternal-Fetal Medicine at St. Luke's-Roosevelt Hospital in New York City. Currently, Dr. Thornton is a perinatal consultant at St. Peter's University Hospital in New Brunswick, New Jersey. Dr. Thornton is a Diplomate of the American Board of Obstetrics and Gynecology, a Fellow of the American College of Surgeons and an Oral Examiner for the American Board of Obstetrics and Gynecology. She is the author of the Pulitzer prize-nominated book entitled, "The Ditchdigger's Daughters." After graduating with honors from Monmouth College in New Jersey, she received her M.D. degree with honors from Columbia University College of Physicians and Surgeons. Dr. Thornton also received her Executive Masters (M.P.H.) degree in Health Policy and Management from Columbia University.

        The Board of Directors recommends a vote "FOR" each nominee listed above. Your proxy will be voted in accordance with the choice specified thereon, or, if no choice is properly indicated, in favor of the nominees listed above.


DIRECTOR INDEPENDENCE

        The Board of Directors has determined that Messrs. Moon and Stuesser, Ms. Tallett and Dr. Thornton are independent directors in accordance with Rule 4200(a)(15) of the National Association Securities Dealers ("NASD") listing standards because none of them is believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out their responsibilities as a director.

         During the fiscal year ended December 31, 2006, the Board of Directors authorized the appointment of The Principal Financial Group as the plan sponsor of the Company's 401(k) Plan. In that connection, the Board assessed whether appointing The Principal Financial Group to such role would compromise the independence of Ms. Tallett who is also a member of the Board of Directors of The Principal Financial Group. The Board concluded that Ms. Tallett's independence would not be compromised under the circumstances. The Company's 401(k) Plan is administered by a management committee consisting of the Chief Financial Officer, General Counsel and Vice President for Human Resources, who are known as the Plan Administrators. Once the Plan Sponsor is appointed by the Board, the oversight and fiduciary responsibility for the Plan are entrusted to the Plan Administrators.

                                 ***************

        Directors are elected by the Company's stockholders at each annual meeting or, in the case of a vacancy, are appointed by the directors then in office, to serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors.

        During 2006, the Board of Directors held four regular and one telephonic meetings. Each director attended at least 75% of the aggregate of all meetings of (i) the Board of Directors and (ii) the committees thereof on which each director served during 2006. In 2006, the independent directors of the Board met four times in executive session.

        Stockholders may communicate directly with the directors. All communications should be sent in care of the Secretary of the Company at the Company's address and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors, for non-employee directors or a particular committee of the directors. If no director is specified, the communication will be forwarded to the entire Board.

        The Company does not have a policy requiring the directors to attend stockholders meetings; however, all of our directors attended the 2006 annual meeting. It is expected that all of our directors will attend the 2007 Annual Meeting.

                             COMMITTEES OF THE BOARD

        The Board of Directors maintains three standing Committees: Audit Committee, Compensation Committee, and Nominating and Governance Committee whose members are set forth below:

          AUDIT                   COMPENSATION        NOMINATING AND GOVERNANCE
          -----                   ------------        -------------------------

      Wayne R. Moon              Wayne R. Moon              Wayne R. Moon*
  Lawrence J. Stuesser*       Lawrence J. Stuesser       Lawrence J. Stuesser
   Elizabeth E. Tallett      Elizabeth E. Tallett*       Elizabeth E. Tallett
 Yvonne S. Thornton, M.D.   Yvonne S. Thornton, M.D.   Yvonne S. Thornton, M.D.

        *Committee Chairperson

AUDIT COMMITTEE

        The Audit Committee is charged by the Board of Directors to (i) study, review and evaluate the Company's accounting, auditing and financial reporting practices, including the internal controls and audit functions, (ii) assess the Company's compliance with legal and regulatory requirements, and (iii) select the independent auditors and review their qualifications, independence and performance, while being the focal point for communications between the Board of Directors, management and the independent auditors. More specifically, the Audit Committee pre-approves all audit and non-audit services to be performed by the independent auditors, reviews the scope and results of the audit of the Company's financial statements, reviews financial statements and periodic filings with the Commission, and discusses the same with management.

        Each Audit Committee member meets the independence standards of The Nasdaq Stock Market, Inc. The Board of Directors has determined that in addition to being independent, Mr. Stuesser is an "audit committee financial expert" as such term is defined in Item 401 of Regulation S-K of the Exchange Act. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which, as amended and restated as of December 12, 2006, is appended to this Proxy Statement as Appendix A. A copy of the Compensation Committee charter is also available to stockholders at the Company's website http://www.integramed.com under the Investors' Relation Section thereof.

        The Audit Committee held four regular and five telephonic meetings in 2006.

COMPENSATION COMMITTEE

        The Compensation Committee, under a delegation of authority from the Board of Directors, reviews and makes decisions with respect to salaries, wages, bonuses, equity awards and other benefits and incentives for executive officers of the Company. The Compensation Committee also administers all compensation programs for executive management of the Company. The Compensation Committee held four regular meetings in 2006.

        The Compensation Committee has a charter, a copy of which is available to stockholders at the Company's website http://www.integramed.com under the Investors' Relation Section thereof.

Compensation Committee Interlocks and Insider Participation

        For 2006 the members of the Compensation Committee were Ms. Tallett (Chairperson) and Messrs. Moon and Stuesser, and Dr. Thornton. None of these individuals has ever been an officer or employee of the Company or any of its subsidiaries. For 2006, no executive officer of the Company served on the Compensation Committee or Board of Directors of any other entity, which had any executive officer who also served on the Compensation Committee or Board of Directors of the Company.

NOMINATING AND GOVERNANCE COMMITTEE

        The Board of Directors maintains a Nominating and Governance Committee consisting of independent directors as defined by NASDAQ rules. The primary purpose of the Committee is to provide oversight on the broad range of issues surrounding the composition and operation of the Board of Directors, including identifying individuals qualified to become Board members, recommending to the Board director nominees for the next annual meeting of stockholders, and recommending to the Board a set of corporate governance principles applicable to the Company. The Committee also provides assistance to the Board in the areas of Committee selection, evaluation of the overall effectiveness of the Board and management, and review and consideration of developments in corporate governance practices. The Committee's goal is to assure that the composition, practices, and operation of the Board contribute to value creation and effective representation of the Company stockholders.

        The Nominating and Governance Committee will consider candidates for board membership whose qualifications, including business experience and skills, lend themselves to advancing the Company's best interests. There are no minimum qualifications. Stockholders may recommend candidates for consideration by the Nominating and Governance Committee by writing to the "Chairperson, Nominating Committee, c/o IntegraMed America, Inc. Two Manhattanville Road, Purchase, New York 10577." Such recommendations for the 2008 annual meeting of stockholders must be received by the Company between January 15, 2008 and February 15, 2008. The Nominating and Governance Committee's process for identifying and evaluating nominees for director, including nominees recommended by stockholders, includes background and reference checks, together with personal interviews.

        The Nominating and Governance Committee has a charter, a copy of which is available to stockholders at the Company's website http://www.integramed.com under the Investors' Relation Section thereof.


                              DIRECTOR COMPENSATION

        In 2006 non-employee directors of the Company were paid an annual retainer of $10,000, a fee of $1,000 for each regularly scheduled meeting of the Board attended, $2,500 per year for membership on each committee of the Board (and $1,500 for serving as Chairperson a Committee or $3,000 for serving as Chairperson of the Audit Committee), and were reimbursed for expenses incurred in attending meetings. Additionally, non-employee directors were granted, as part compensation for services rendered, 2,097 shares of Common Stock, with a market value of $25,000 based on the closing price per share of the Company's Common Stock on the date of the grant which was May 23, 2007. Directors who are also executive officers are not compensated for their services as directors. For 2007, each non-employee director currently receives (1) an annual retainer fee of $22,500 (2) $1,500 if he or she serves as Chairperson of a Committee and $3,000 if he or she serves as Chairperson of the Audit Committee; (3) $1,500 for each regular Board meeting attended ($2,000 for any special meeting or committee meeting not coinciding with a regularly scheduled Board meeting (and are reimbursed for reasonable travel expenses incurred in attending meetings); and
(4) a stock grant, upon election at the Annual Meeting equal to the number of shares resulting from dividing $30,000 by the closing market price on the day before the Annual Meeting of Shareholders, with vesting upon grant.

        The Company's philosophy regarding director compensation is to recognize that in order to attract and retain directors who are willing to contribute time and talent to the Company, it is important to compensate competitively such persons. With that philosophy in mind, the Company attempts to provide fair cash compensation for a Company's of its size and also provide directors with "skin in the game" by awarding, as part compensation, stock in the Company. With stock as part of a director's compensation, the resulting objective is to enable directors to align their interests with shareholders. So directors are expected to appreciate the importance of improving stock performance and providing investors with long-term gains. Directors aren't paid for their roles on Committees, other than as serving as Chairperson. Committees meet in conjunction with Board meetings and accordingly, the Company believes there shouldn't be additional compensation for Committee involvement. On the other hand Committee chairpersons are expected to interact more with management and therefore should be compensated for the additional time.

        During 2006, the Board established a requirement that directors own Company stock equal to five times the annual retainer fee, which based on the 2007 annual retainer would mean $112,500 in Company stock; provided, however, a director has five years to achieve this requirement.,

        The following table sets forth a summary of the compensation paid or accrued by the Company during the year ended December 31, 2006 for the Company's Directors, but excludes any management Director whose compensation is reflected on the Summary Compensation Table for Named Executive Officers:



                                                                        Change in
                        Fees                                          Pension Value
                        Earned                         Non-Equity          and
                        or       Stock    Option       Incentive      Nonqualified      All Other
                        Paid     Awards    Awards         Plan          Deferred      Compensation     Total
         Name           in Cash    ($)       ($)      Compensation    Compensation         ($)          ($)
                          ($)                             ($)           Earnings
----------------------- -------- -------- ---------- --------------- ---------------- -------------- ----------
Gerardo Canet           $21,000  $25,000    ----          ----            ----          $125,000      $171,000
----------------------- -------- -------- ---------- --------------- ---------------- -------------- ----------
Sarason Liebler          21,000   25,000    ----          ----            ----            81,900       127,900
----------------------- -------- -------- ---------- --------------- ---------------- -------------- ----------
Wayne Moon               30,000   25,000    ----          ----            ----               -0-        55,000
----------------------- -------- -------- ---------- --------------- ---------------- -------------- ----------
Lawrence Stuesser        31,500   25,000    ----          ----            ----               -0-        56,500
----------------------- -------- -------- ---------- --------------- ---------------- -------------- ----------
Elizabeth Tallett        30,000   25,000    ----          ----            ----               -0-        55,000
----------------------- -------- -------- ---------- --------------- ---------------- -------------- ----------
Yvonne Thornton, M.D.    26,000   31,250    ----          ----            ----               -0-        57,250
----------------------- -------- -------- ---------- --------------- ---------------- -------------- ----------

        The amounts in "All Other Compensation include for Messrs. Canet and Liebler, consulting fees in the amount of $125,000 and $81,900, respectively, paid or accrued for in 2006. The amount for Stock Awards includes for Dr. Thornton a stock award of $6,125 in connection with her initial appointment to the Board in January 2006.

        The aggregate number of outstanding equity awards held by Directors as group at December 31, 2006 was 66,770 shares.

                    BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

        The following sets forth the business experience of executive officers who are not also directors of the Company:

        JAY HIGHAM (48) Mr. Higham's business experience is set forth under the business experience of Company Directors.

        JOHN W. HLYWAK, JR. (59) joined the Company in July 1999 as its Senior Vice President and Chief Financial Officer and was named Executive Vice President and Chief Financial Officer in March 2006. From 1997 to 1999 he was the Senior Vice President and Chief Financial Officer of MedSource, Inc., a Tennessee-based health care billing and receivables management company. Mr. Hlywak is a C.P.A. and has a B.S. degree in Accounting from Widener University.

        ANGELA GIZINSKI (57) joined the company in April 2006 as Vice President, Human Resources. Prior to joining the company, Ms. Gizinski was Director, Human Resources with Sara Lee Branded Apparel, now known as Hanesbrands, Inc. Her 18 years of experience in the apparel business have involved maintaining continuity of human resources for the business as it transitioned through mergers and buy-outs. In her most recent position she had responsibility for merging human resources into one design operation for the New York Design Center operations for Playtex and Bali brands. Ms. Gizinski has an Associates Degree from Bay Path College and a BA in Human Resource Management from Fairfield University.

         MIRI POLACHEK (34) joined the Company in June 2006 as Vice President, Finance. Ms. Polachek has held Finance roles in the healthcare industry for the last 12 years, most recently at Pfizer. During her 6-year tenure there, Ms. Polachek supervised Sarbanes-Oxley compliance for the US Pharmaceuticals market and provided financial analysis and decision support to senior Sales and Marketing management. Ms. Polachek has a Bachelor's Degree in Economics and Mathematics from Boston University, a Master's Degree in Health Economics from Boston University, and an MBA from the New York University Stern School of Business.

         VIJAY REDDY (40) serves as Vice President, Information Systems. Before joining the Company in 2003 as Manager of Technical Operations, Mr. Reddy was Director of Infrastructure & Technology for Lifetime Television in New York. He also has held management positions in Information Systems with Martha Stewart Living Omnimedia, Conde Nast Publications, Viacom and Schlumberger. He has over 16 years of infrastructure and technology support experience specializing in Service Delivery and Call Center Management. Mr. Reddy has a Bachelor's degree in Computer Science from St. John's University, and he is a certified IEEE Computer Systems Engineer.

        PAMELA SCHUMANN (41) serves as Vice President, Consumer Services. She joined the Company in in 2001 to help launch the Company's consumer services initiative. Before joining the Company, Ms. Schumann was Vice President of a physician-focused managed care consulting firm where she spent 8 years. Ms. Schumann has extensive experience in healthcare marketing, GPO operations and physician practice development. Ms. Schumann received her BA in Marketing from University of Maryland's Robert H. Smith School of Business.

         SCOTT SOIFER (44) joined the Company in January 2005 as Vice President, Marketing and Development. Prior to joining the company, Mr. Soifer was an Associate Partner at Accenture (formerly Andersen Consulting) for 13 years, specializing in Healthcare strategy, focused primarily on the health insurance sector. He also did independent consulting work, focused on streamlining financial transactions between payers, providers and patients, and on new product development in the disease management area. Mr. Soifer has a Bachelor's degree in Computer Science from the University of California at Santa Barbara and an MBA from the Kellogg School of Management at Northwestern University.

        JOSEPH J. TRAVIA, JR. (54) serves as Senior Vice President, Operations, Eastern Region. He joined the company in 2000 as its Vice President and Executive Director of Reproductive Science Center in New England. Prior to joining the Company, from 1997 - 1999, Mr. Travia served as President and Chief

Executive Officer of Capstan, LLC. Mr. Travia is a CPA and earned a B.S. in Management from Boston College and an M.B.A. from Babson College.

        CLAUDE E. WHITE (58) joined the Company in March 1995 as General Counsel and Assistant Secretary. In January 1998, Mr. White became Corporate Secretary, in addition to General Counsel, and in May, 2002 became a Vice President. Mr. White has served as General Counsel of several major companies over a period of 10 years prior to joining the Company, including Burns International Security Services, Inc., Staff Builders, Inc. and Quality Care, Inc. Mr. White received his B.A. degree in Political Science from Rutgers College and J.D. degree from Rutgers School of Law.

        DONALD S. WOOD, PHD. (62) serves as Senior Vice President, Operations Administration. He joined the Company in April 1991 as its Vice President of Genetics. During his tenure with the Company, Dr. Wood has served in various capacities, including Vice President of Science and Technology, President and Chief Operating Officer of the Reproductive Science Center Division and Senior Vice President and Chief Operating Officer. Dr. Wood received a PhD. in Physiology from Washington State University and completed a post-doctoral fellowship in neurology at the Columbia/Presbyterian Medical Center in New York, where he subsequently was appointed an Assistant Professor of Neurology.


                      COMPENSATION DISCUSSION AND ANALYSIS

Objectives

        The objective of the Company's compensation program, consisting of base salary, executive incentive compensation (performance-based compensation) and restricted stock grants, is to ensure that in the Company's effort to create shareholder value, the Company attracts, motivates and retains executives capable of assisting in the creation of such shareholder value.

        The Company's compensation program is designed first to be competitive by providing base salaries that are market driven; second, to reward for Company and individual performance through annual incentive compensation awards and third; to retain executives through the grant of restricted stock awards that provide for vesting over time. In order to be market competitive with salaries, the Company annually assesses market salaries and attempts to ensure that salaries for Company executives fall within the mid to upper range of salaries for comparable positions, taking into consideration experience, backgrounds and annual individual performance reviews for individual executives, but qualified to comparable size companies within comparable industries. With respect to executive incentive compensation, executives are expected to accomplish individual goals annually that contribute to the overall growth of the Company. To the extent the goals are accomplished, such executives are rewarded. Additionally, executives are rewarded if certain revenue and bottom-line goals are achieved by the Company each year, with greater reward being provided based on higher level of achievement.

        The Company believes that linking executive compensation to corporate performance results in a better alignment of compensation with Company goals and the interests of the Company's shareholders. As performance goals are met or exceeded, most probably resulting in increased value to shareholders, executives are rewarded commensurately. The Company believes the compensation levels during the fiscal year 2006 for executives and the chief executive officer adequately reflect the Company's compensation goals and philosophy.

Elements of the Compensation Program

        The Company has chosen these three elements of compensation because of the belief that taken together, base salary, executive incentive compensation and restricted stock grants represent the fairest way to compensate for services, provide an incentive for increased compensation and help align an executive's interest with that of shareholders by seeking to improve stock performance and thereby benefit from such result. Each individual's base salary is determined based on years of experience and market rates for similar positions with other companies of comparable size. A significant part of an eligible executive's compensation is the incentive bonus compensation program which is 65% of salary for the President & CEO, 50% of salary for the Executive Vice President & CFO, 40% of salary for Senior Vice Presidents and 30% salary for Vice Presidents. The program has been designed to (i) reward eligible employees who have achieved specific business and financial success during the Company's fiscal year (ii) give eligible employees the incentive to strive for higher productivity, efficiency and quality of services and (iii) encourage the "best" people to join and stay with the Company. The program is based on achieving specific goals and is not meant as a reward for hard work or long hours, but rather reward executives for results. Part I of the Company's incentive compensation is based on the Company's performance versus budget. The maximum amount earned under Part I is 60% of an individual's total maximum incentive compensation which, as stated, ranges from 65% to 30% of base salary.
Part II of the Company's incentive compensation is based on the achievement of certain common milestones related to Company achievements and specific milestones established for each executive. The common milestones are applicable to all eligible employees and the specific milestones apply to each eligible employee and are determined by each executive's individual supervisor with the approval of the President. For Mr. Higham, the president, the 2006 common milestones represented 10% of the bonus eligibility and specific milestones represented 30% of his bonus eligibility for 2006. For Mr. Hlywak, the Executive Vice President and CFO, 10% of his eligible bonus was based on the Common Milestones and specific milestones represented 30% of his bonus eligibility for 2006.

        The Company's President & CEO recommends to and consults with the Compensation Committee with respect to the salary of executive officers. In order to assure that executive compensation is both competitive and appropriate, the Compensation Committee reviews executive compensation in its entirety before determining compensation level adjustments. The Company seeks to compensate executives fairly based on longevity with the Company and market rates for comparable size companies and executive positions. In that connection, the overall compensation of executives is intended to be a percentage of base salary which for 2007 is projected to range from 120% to 147% for 2007.

        Historically, the Company's executive compensation structure emphasized cash components over long-term incentive components, due primarily to the low trading volume of the Company's stock. As the Company has grown and experienced higher trading volume and price, it has become more feasible to increase the emphasis on long-term incentives, making the Company's executive compensation more competitive with comparable companies.

Allocation of Compensation Among the Three Elements

        In determining what portion or percentage of an executive's compensation is to be allocated among the three elements discussed above, the Company has determined that the largest portion should be allocated to base salary, the next portion to incentive compensation and the smallest portion to restricted stock grants. The Company recognizes that in order to attract, motivate and retain executives, there must be a connection among each element of compensation that accomplishes these three objectives. The base salary serves to attract competent executives in what is an increasingly competitive market place. The incentive compensation award becomes a good motivator to provide annual incentives for executives to strive for the highest level of productivity resulting in shareholder value. Lastly, the restricted stock grants serve to retain executives because the vesting of the shares granted is over a period of time and with the growth of the stock, the executives well being is aligned with that of the shareholders.

Perquisites

        Based on the Company's relative size, perquisites that have historically provided to executives at other companies are not offered at the Company. Our CEO, Jay Higham, is provided with leased vehicle that is maintained at Company expense. The total 2006 expenses incurred by the Company related to the lease vehicle were $12,528.00.

401(k) Defined Contribution Plan

        The Company maintains a 401(k) and Profit Sharing Plan which allows executives to make elective salary deferrals in accordance with IRS regulations. The Company does provide a discretionary match of 25% of an individual's maximum contributions of $15,500 up to 1.5% of an individual's compensation of $220,000 or less for the fiscal year, for a maximum match of $3,300 per individual. For the CEO, CFO and the other Named Executive Officers, the Company contributed a match for 2006 ranging from $3,300 to $2,775.

Retirement Benefits

        No retirement benefits are provided to Company executives.

Severance and Change in Control arrangements

              The Company believes that executives, after years of service to the Company, should not be arbitrarily affected due to a "change in control." For that reason, the Company enters into retention agreements with executive officers providing for certain termination benefits if a "change in control" occurs and such executives are terminated without cause with a specified period of 18 months. On October 10, 2005, the Company entered into an employment agreement with Jay Higham to serve as its President and Chief Executive Officer, effective January 1, 2006. Pursuant to the employment agreement, Mr. Higham was appointed director of the Company on January 24, 2006. The employment agreement provides for Mr. Higham to receive an annual salary of $275,000, subject to increases. Under the employment agreement, Mr. Higham was granted shares of the Company with a value of $400,000 based on the closing price of the Company's stock the first trading day of January 2006. The number of shares granted was 32,000 and they vest over a 10-year period. Pursuant to the agreement, the Company may terminate Mr. Higham's employment without cause on thirty days' notice, in which event Mr. Higham will receive, as severance pay, twelve months' base salary payable, plus Mr. Higham's annual bonus, without regard to the condition precedents established under the bonus plan, in a lump sum. Under the agreement, if Mr. Higham had been terminated effective December 31, 2006, based on his 2006 compensation he would have been paid $275,000 representing his 2006 base salary and $178,750 representing his accrued 2006 bonus.

         The employment agreement further provides that in the event that within one year after a "Change of Control" (as defined therein) of the Company, Mr. Higham's employment is terminated by Mr. Higham for "Good Reason" (as defined therein) or by the Company without cause, Mr. Higham will be paid a lump sum amount equal to his base salary for a 24-month period following termination, plus twice the full amount of Mr. Higham's annual bonus based on his then current salary, without regard to the condition precedents established for the bonus payment. Based on this change of control provision, if there had been a change of control of the Company in 2006 and Mr. Higham's employment had terminated effective December 31, 2006, either for "Good Reason" by Mr. Higham or without cause by the Company, Mr. Higham would be entitled to termination pay equal to $550,000 representing his then annualized base salary for 24-months, plus $357,500 representing twice the amount to which he was eligible under the Company's Executive Incentive Compensation Plan for 2006.

         Under the employment agreement, Mr. Higham has agreed not to compete with the Company while employed by the Company and for a period of two years thereafter.
                                 --------------

         The Company is also party to Executive Retention Agreements with its executive officers, including Mr. Hlywak, the Company's Principal Financial Officer and the other named executive officers set forth in the foregoing compensation table.

         The Executive Retention Agreements (the "Agreements") provide for certain severance payments and benefits to the named executives in the event of a termination of their employment, either by the Company without cause, or by the executive for "Good Reason" (as defined therein), at any time within eighteen (18) months following a "Change in Control" (as defined therein) of the Company (any such termination, a "Qualifying Termination"). More specifically, the Agreements provide the named executives with one additional year of salary, bonus (if applicable), and benefits (or equivalent), more than he or she would previously have been entitled to receive upon a termination without cause. Accordingly, pursuant to the Agreements, in the event of a Qualifying Termination, the named executives will be paid one year's severance. Pursuant to the terms of the Agreements, all incentive options granted to the respective executive would become fully vested upon a Qualifying Termination, subject to certain terms and conditions. Also, pursuant to the Agreements, the Company would be required to pay each respective executive for all reasonable fees and expenses incurred by the respective executive in litigating his or her rights, thereunder, to the extent the executive is successful in any such litigation.

         In the event an executive officer, other than Mr. Higham who would be paid in accordance with the terms of his employment agreement, is terminated without cause under circumstances outside a "Change in Control," each person would be paid ninety (90) days salary continuation. In the event Mr. Hlywak had been terminated without cause effective December 31, 2006 as a result of a "change in control" in 2006, Mr. Hlywak would have been paid $234,000 representing his 2006 annual base salary and $117,000 representing the bonus amount Mr. Hlywak was eligible to receive.

         Finally, Section 162(m) of the Internal Revenue Code, in certain circumstances, limits to $1 million the deductibility of compensation, including stock-based compensation, paid to executives by public companies. None of the compensation paid to executive officers named in the Summary Compensation Table for fiscal year 2006 exceeded the threshold for deductibility under Section 162(m).


                           SUMMARY COMPENSATION TABLE

        The following table sets forth a summary of the compensation paid or accrued by the Company during the years ended December 31, 2006, 2005 and 2004 for the Company's Chief Executive Officer, Chief Financial Officer and for the next three most highly compensated executive officers (the "Named Executive Officers").


                                                                                  Change in
                                                                    Non-          Pension Value
                                                                    Equity        and
                                                                    Incentive     Nonqualified
                                                                    Plan          Deferred          All
    Name and                                     Stock     Option   Compensation  Compensation     Other
   Principal               Salary      Bonus     Awards    Awards      ($)        Earnings      Compensation    Total
    Position      Year       ($)        ($)        ($)       ($)                     ($)           ($) *         ($)
----------------- ------- ---------- ---------- ---------- -------- ----------- --------------- ------------- ----------
Jay Higham
(Principal        2006     $275,000   $148,500   $441,250    -0-       -0-           N/A           $15,828    $880,578
Executive
Officer)
----------------- ------- ---------- ---------- ---------- -------- ----------- --------------- ------------- ----------
----------------- ------- ---------- ---------- ---------- -------- ----------- --------------- ------------- ----------
John W. Hlywak,
Jr.               2006      234,000    105,750     28,200    -0-       -0-           N/A             3,300      382,500
(Principal
Financial
Officer)
----------------- ------- ---------- ---------- ---------- -------- ----------- --------------- ------------- ----------
----------------- ------- ---------- ---------- ---------- -------- ----------- --------------- ------------- ----------
Donald S. Wood,
PhD.              2006      220,500     70,560     19,800    -0-       -0-           N/A/            3,300      314,160
(Sr. Vice
President)
----------------- ------- ---------- ---------- ---------- -------- ----------- --------------- ------------- ----------
----------------- ------- ---------- ---------- ---------- -------- ----------- --------------- ------------- ----------
Scott Soifer
(Vice             2006      185,000     44,400      9,476    -0-       -0-           N/A             2,775      239,151
President,
Marketing      &
Development)
----------------- ------- ---------- ---------- ---------- -------- ----------- --------------- ------------- ----------
----------------- ------- ---------- ---------- ---------- -------- ----------- --------------- ------------- ----------
Joseph J.
Travia, Jr.       2006      201,076     63,570     19,800    -0-       -0-           N/A             3,015      287,461
(Sr. Vice
President)
----------------- ------- ---------- ---------- ---------- -------- ----------- --------------- ------------- ----------



* This column includes the amount of $12,528 paid by the Company in connection with a vehicle leased for Mr. Higham, plus amounts ranging from $3,300 to $2,775 representing Company matches made for the named individuals under the Company's 401(k) Plan.

15

                        GRANTS OF PLAN-BASED AWARDS TABLE


         The following table sets forth certain information concerning the Named Executive Officers with respect to Grants of Plan-Based Awards at December 31, 2006:

----------------- --------- ---------------------------- -------------------------  ----------- ----------- ---------- ----------
Name              Grant       Estimated Future Payouts    Estimated Future Payouts  All Other   All Other   Exercise or Grant Date
                  Date       Under Non-Equity Incentive  Under Equity               Stock       Option      Base Price  Fair Value
                             Plan Awards                 Incentive Plan Awards      Awards:     Awards:     of Option   Of Stock
                                                                                    Number of    Number of   Awards      & Option
                                                                                    Shares of    Securities  ($/Sh)      Award
                                                                                    Stock or     Underlying
                                                                                    Units (#)    Options
                                                                                                       (#)

                                                                                         (i)        (j)        (k)          (l)
----------------- --------- ----------- -------- ------- ---------- -------- -------- --------   ---------  -------    ----------
                             Threshold  Target   Maximum  Threshold  Target  Maximum
                                ($)       ($)      ($)      (#)        (#)      (#)

     (a)             (b)        (c)       (d)      (e)      (f)       (g)      (h)
----------------- --------- ----------- -------- -------  --------- -------- -------- -------- ---------   ------- -    ---------

Jay Higham        1/03/06       N/A        N/A      N/A     N/A        N/A      N/A    32,000     None       -0-         $400,000
                  5/23/06                                                               3,461                             $41,250
----------------- --------- ----------- -------- -------   -------- -------- -------- -------- ---------   ------      ----------

John W. Hlywak,   5/23/06       N/A        N/A      N/A     N/A        N/A      N/A       2,366   None       -0-          $28,203
Jr.
----------------- --------- ----------- -------- -------   -------- -------- -------- -------- ---------   -------     ----------

Donald S. Wood,   5/23/06       N/A        N/A      N/A     N/A        N/A      N/A       1,661   None       -0-          $19,800
PhD.
----------------- --------- ----------- -------- -------   -------- -------- -------- -------- ---------   -------     ----------

Scott Soifer      5/23/06       N/A        N/A      N/A     N/A        N/A      N/A       1,661   None       -0-           $9,476

----------------- --------- ----------- -------- -------   -------- -------- -------- -------- ---------   -------     ----------

Joseph J. Travia, 5/23/06       N/A        N/A      N/A     N/A        N/A      N/A       1,661   None       -0-          $19,800
Jr.
----------------- --------- ----------- -------- -------   -------- -------- -------- --------  ---------  -------     ----------



               OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

      The following table sets forth outstanding equity awards with respect to the Named Executive Officers at December 31, 2006:

              ----------------------------------------------------------- ---------------------------------------------------------
                                 Option Awards                                              Stock Awards
              ----------------------------------------------------------- ---------------------------------------------------------

     Name     Number of   Number of     Equity       Option    Option     Number     Market      Equity Incentive  Equity Incentive
              Securities  Securities    Incentive    Exercise  Expiration of         Value of    Plan Awards:      Plan Award:Market
              Underlying  Underlying    Plan Awards: Price     Date       Shares     Shares or   Number of         or Payout Value
              Unexercised Unexercised   Number of    ($)                  or Units   Units of    Unearned Shared,  of Unearned
              Options     Options       Securities                        of Stock   Stock that  Units or Other    Shared, Units or
              (#)         (#)           Underlying                        That       have Not    Rights That Have  Other Rights that
              Exercisable Unexercisable Unexercised                       have Not   Vested      Not Vested        have Not Yet
                                        Unearned                          Vested     ($)         (#)               Vested
                                        Options                                                                    ($)

       (a)          (b)        (c)          (d)       (e)         (f)      (g)         (h)            (i)                (j)
-------------- ---------- ------------- ----------  ------- ----------- ---------- ----------- ----------------  -----------------
Jay Higham         -0-        -0-          -0-        N/A        N/A     34,087      $513,009         -0-               -0-
-------------- ---------- ------------- ----------  ------- ----------- ---------- ----------- ----------------  -----------------
-------------- ---------- ------------- ----------  ------- ----------- ---------- ----------- ----------------  -----------------
John W. Hlywak,    -0-        -0-          -0-        N/A        N/A      3,359        50,553         -0-               -0-
Jr.
-------------- ---------- ------------- ----------  ------- ----------- ---------- ----------- ----------------  -----------------
-------------- ---------- ------------- ----------  ------- ----------- ---------- ----------- ----------------  -----------------
Scott Soifer       -0-        -0-          -0-        N/A        N/A        994        14,960         -0-               -0-
-------------- ---------- ------------- ----------  ------- ----------- ---------- ----------- ----------------  -----------------
-------------- ---------- ------------- ----------  ------- ----------- ---------- ----------- ----------------  -----------------
Joseph J.         6,449       -0-          -0-       3.68     3/21/2012   1,796        27,030         -0-               -0-
Travia, Jr.
-------------- ---------- ------------- ----------  ------- ----------- ---------- ----------- ----------------  -----------------
-------------- ---------- ------------- ----------  ------- ----------- ---------- ----------- ----------------  -----------------
Donald S. Wood,    -0-        -0-          -0-        N/A        N/A      2,560        38,528         -0-               -0-
PhD.


          OPTION EXERCISES AND STOCK VESTED TABLE AT DECEMBER 31, 2006

         The following tables shows with respect to the Named Executive Officers option exercises and stock award vesting for the year ended December 31, 2006:

------------------------------------- ----------------------------------- -----------------------------------
                                                Option Awards                        Stock Awards
                                      ----------------------------------  -----------------------------------

               Name                      Number of       Value Realized      Number of       Value Realized
                                      Shares Acquired     on Exercise     Shares Acquired      on Vesting
                                        on Exercise           ($)            on Vesting           ($)
                                            (#)                                 (#)

              (a)                           (b)                (c)               (d)               (e)
------------------------------------- ----------------- ----------------- ----------------- -----------------

Jay Higham                                  2,287            $19,668             4,873          $73,339

------------------------------------- ----------------- ----------------- ----------------- -----------------
John W. Hlywak, Jr.                         9,063             77,942             1,960           29,498

------------------------------------- ----------------- ----------------- ----------------- -----------------
Donald S. Wood, PhD.                        2,287             17,816             1,657           24,938

------------------------------------- ----------------- ----------------- ----------------- -----------------
Scott Soifer                                -0-                 -0-                405            6,095

------------------------------------- ----------------- ----------------- ----------------- -----------------
Joseph J. Travia, Jr.                       -0-                 -0-                823           12,386

------------------------------------- ----------------- ----------------- ----------------- -----------------


Pension Benefits

         The Company does not have any pension plans.

Nonqualified Deferred Compensation

         The Company does not have a deferred compensation plan.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such executive officers, directors, and greater than 10% beneficial owners are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons.

         To the Company's knowledge, based solely on the Company's review of copies of such reports furnished to the Company and written representations from certain reporting persons that no other reports were required, all of the Company's executive officers and directors, and greater than 10% beneficial owners complied with applicable Section 16(a) filing requirements during the year ended December 31, 2006.

                        COMPENSATION COMMITTEE REPORT(1)

        The Compensation Committee, under a delegation of authority from the Board of Directors, reviews and makes decisions with respect to salaries, wages, bonuses, equity awards and other benefits and incentives for executive officers of the Company. The Compensation Committee also administers all compensation programs for executive management of the Company. The Compensation Committee held four meetings in 2006.

        The Compensation Committee has a charter, a copy of which is available to stockholders at the Company's website http://www.integramed.com under the Investors' Relation Section thereof.

        The Compensation Committee reviewed and discussed the Compensation Discussion & Analysis with management and, based on that review, recommended the inclusion of the Compensation Discussion & Analysis in this Proxy Statement.


Elizabeth E. Tallett (Chairperson)
Wayne R. Moon
Lawrence J. Stuesser
Yvonne S. Thornton, M.D.



                           AUDIT COMMITTEE REPORT(2)

         The Audit Committee has oversight for the Company's financial reporting on behalf of the Board of Directors. The Audit Committee, composed of three independent (as defined by Section (a)(15) of Nasdaq Rule 4200) directors, held four regular and five telephonic meetings in 2006, and operates under an amended and restated charter approved by the Board of Directors in December 2006. The amended and restated charter is attached as Appendix A to this Proxy Statement. The Audit Committee also has at least one member, Mr. Stuesser, who is an "audit committee financial expert" as such term is defined in Item 401 of Regulation S-K of the Exchange Act.

          Management has the primary responsibility for the financial statements and the reporting process, including the Company's system of internal controls and the Company's compliance with legal and regulatory requirements. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements to be included in the Company's Annual Report on Form 10-K.

         The Audit Committee has discussed with the Company's independent auditors, Amper, Politziner & Mattia, P.C. the matters required to be discussed by Statement on Auditing Standards No. 61, Communications With Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.



----------------------------------------

        (1) The material in this report is not soliciting material, is not deemed filed with the Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates the report by reference in any such document, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

        (2) The material in this report is not soliciting material, is not deemed filed with the Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates the report by reference in any such document, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

         The Audit Committee has received and reviewed, including matters in the written disclosures and the letter from Amper, Politziner & Mattia, P.C. required by Independent Standards Board No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with Amper, Politziner & Mattia, P.C. their independence.

         The Audit Committee has also considered whether any services provided by Amper, Politziner & Mattia, P.C. not related to the audit of the financial statements referred to above and the reviews of the interim financial statements included in the Company's Form 10-Qs for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 were compatible with maintaining the independence of Amper, Politziner & Mattia, P.C..

         Based on the reviews and discussions referred to above, the Audit Committee, in accordance with its charter, recommended to the Company's management that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006. The Committee has appointed Amper, Politziner & Mattia, P.C. for the Company's 2007 fiscal year audit.

     Lawrence J. Stuesser (Chairperson)
     Wayne R. Moon
     Elizabeth E. Tallett
     Yvonne S. Thornton, M.D.


                         INDEPENDENT PUBLIC ACCOUNTANTS

       On April 14, 2005, the Company dismissed PricewaterhouseCoopers LLP ("PwC") as its independent registered public accounting firm. The Audit Committee made the decision to dismiss PwC.

       The reports of PwC on the financial statements of the Company for the fiscal year ended December 31, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

       During the fiscal year ended December 31, 2004, and through April 14, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to its report on the financial statements for such years. During the fiscal year ended December 31, 2004, and through April 14, 2005, there were no "reportable events" (as defined in Regulation S-K, Item 304(a)(1)(v)).

       The Company furnished to PwC the statements made in Item 4.01 to its Form 8-K filed with the Securities and Exchange Commission ("SEC") and attached as
Exhibit 16.1 to said Form 8-K is PwC's letter to the SEC dated April 20, 2005, regarding these statements.

       On April 14, 2005, the Company engaged Amper, Politziner & Mattia, P.C. ("Amper") as its independent registered public accounting firm. The Audit Committee of the Company's Board of Directors made the decision to engage Amper.

       During the fiscal years ended December 31, 2004, and through April 14, 2005, the Company had not consulted with Amper in respect of the Company's consolidated financial statement for the year ended December 31, 2004 regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

         The Audit Committee engaged Amper to audit the Company's financial statements for the fiscal year ended December 31, 2005 and for the fiscal year ended December 31, 2006. For the fiscal year ended December 31, 2004, the Company's financial statements were audited by PwC. For the Company's fiscal year ending December 31, 2007 the Audit Committee has retained the firm Amper to audit the Company's financial statements. A representative from Amper is expected to be present at the 2007 Annual Meeting with the opportunity to make a statement, if desired. The Amper representative is also expected to be available to respond to appropriate questions.

Pre-Approval Policy

         In accordance with the requirements of the Sarbanes-Oxley Act of 2002 (the "Act") and the Audit Committee Charter, as amended in 2006, all audit and audit-related work and all non-audit work performed by the independent accountants, must be submitted to the Audit Committee for specific approval in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee has not delegated any of its responsibilities to management.

         All of the services described below for 2006 and 2005 were pre-approved by the Audit Committee and/or the Committee Chairman before such services were rendered by Amper in 2006 and from April 14, 2005 to December 31, 2005, and PwC for the period January 1, 2005 to April 13, 2005.

Audit Fees

         Audit fees billed or expected to be billed to Company by Amper for the audit of the consolidated financial statements included in the Company's Annual Report on Form 10-K, reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q and consultation on accounting topics for the year ended December 31, 2006 totaled $160,000. Similar fees by the Company's prior auditors, PwC for the year ended December 31, 2005 totaled $37,000 and by Amper for the year ended December 31, 2005 totaled $158,000.

Audit-Related Fees

         The aggregate fees billed by Amper for audit-related services for the year ended December 31, 2006 were $33,500 and primarily related to the Company's restatement of its Financial Statements in Form 10-K for the year ended December 31, 2005 and in Forms 10-Q for the quarters ended March 31, 2006 and June 30, 2006. The aggregate fees billed by Amper for audit related services for the year ended December 31, 2005 were $13,750 and primarily related to the Company's response to an SEC comment letter.

Tax Fees
         For the year ended December 31, 2006, the Company will pay Amper approximately $36,000 related to tax services and for the year ended December 31, 2005, the Company paid Amper, approximately $25,000, related to tax services.

All Other Fees
         There were no other fees for the years ended December 31, 2006 and 2005.

                      ------------------------------------


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company entered into a three-year consulting agreement with Mr. Canet, former President and CEO of the Company, effective January 1, 2006. Under the agreement, Mr. Canet is paid $125,000 for each of three years to provide certain consulting services to the Company.

         The Company has maintained a consulting arrangement with SDL Consultants, a privately-owned consulting firm engaged in rendering general business advice, of which Mr. Liebler is President. During the fiscal year ended December 31, 2006 the Company paid SDL Consultants approximately $82,000 in consulting fees, which were primarily related to services rendered to the Company in assisting with the recruitment of several senior managers and included reimbursement for expenses.

PROPOSAL 2

        APPROVAL AND RATIFICATION OF THE 2007 LONG-TERM COMPENSATION PLAN

         The 2007 Long-Term Compensation Plan (the "2007 Plan") was adopted by the Board of Directors of the Company in March 2007. A copy of the 2007 Plan is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. The following description of the 2007 Plan is a summary and does not purport to be a complete description.

Purpose

         The purpose of the 2007 Plan is to enable the Company to grant incentive stock options ("Incentive Stock Option"), non-qualified stock options ("Non-qualified Stock Options") and restricted stock ("Restricted Stock") (Incentive Stock Options, Non-qualified Stock Options and Restricted Stock are collectively referred to herein as "Grants") to selected employees , directors, agents, consultants, independent contractors and key advisors (collectively referred to as "Grantees") so as to further the growth and development of the Company and its subsidiaries. The Grants are intended to encourage Grantees to contribute materially to the Company's success to obtain a proprietary interest in the Company through ownership of its stock, thereby providing Grantees with an added incentive to promote the best interests of the Company and affording the Company a means of attracting persons of outstanding ability.

Common Stock Subject to the 2007 Plan

         Under the 2007 Plan, subject to adjustment by reason of, among other things, a stock dividend, spinoff, recapitalization, stock split or combination or exchange of share, the aggregate number of shares of common stock of the Company, $.01 par value ("Common Stock") that may be issued or transferred is 500,000 shares. The maximum aggregate number of shares of Common Stock that shall be granted under the Plan to any individual during any calendar year shall be 50,000 shares. The shares may be authorized but unissued shares of Common Stock or reacquired shares of Common Stock, including shares purchased by the Company on the open market. If and to the extent any shares which are the subject of a Grant are forfeited, the shares subject to such Grant shall again be available for a Grant under the 2007 Plan.

         No Grants have been made under the 2007 Plan.

Termination

         The Plan terminates on such date that is ten years from the date the Plan is approved by the stockholders of the Company (unless sooner terminated at the discretion of the Board of Directors).


Grant of Options

         Under the 2007 Plan, Incentive Stock Options , qualifying under Section 422 of the Internal Revenue Code of 1986, as amended ("the "Code"), may be granted to employees (including officers) of the Company and/or any of its subsidiaries, and Non-qualified Stock Options (Incentive Stock Options and Non-qualified Stock Options are collectively referred to as "Stock Options") may be granted to employees, directors, consultants, agents, independent contractors and such other persons as the Compensation Committee of the Board of Directors (the "Committee") determines will contribute to the Company's success. The Committee, which consists of two or more directors appointed by the Board of Directors who themselves are not eligible for discretionary grants of Stock Options, selects the Grantees under the 2007 Plan and determines (i) whether the respective Stock Option is to be a Non-qualified Stock Option or an Incentive Stock Option, (ii) the number of shares of Common Stock purchasable under the option, (iii) the exercise price, which cannot be less than 100% of the fair market value of the Common Stock on the date of grant with respect to Incentive Stock Options (110% of fair market value in the case of an Incentive Stock Option granted to an owner of stock possessing more than 10% of the total voting power of all classes of stock of the Company (a "10% Owner")), (iv) the time or times when the Stock Option becomes exercisable, and (v) the term of the option (not to exceed ten years). Incentive Stock Options are not exercisable prior to one year from the date of grant. The fair market value, determined as of the date the option is granted, of shares exercisable for the first time by the holder of an Incentive Stock Option may not exceed $100,000 in any calendar year.

Exercise of Options

         All options are exercisable during the Grantee's lifetime only by the Grantee and only while the Grantee is an employee, director, consultant, agent, independent contractor or otherwise employed by or engaged in performing services for the Company or a subsidiary, either directly or through a collaborating entity, and for a period of three months thereafter, except where termination of employment or engagement is due to death or disability. In the event of death or disability, the option is exercisable by the Grantee or the Grantee's executor or administrator within one year from the date of death or termination of employment by reason of such disability, only to the extent the option would be exercisable by the Grantee as at such date. No option is transferable other than by will or the laws of descent and distribution.

         Options are exercisable by payment in cash to the Company, or a check to its order, of the full purchase price for the shares of Common Stock to be purchased, plus the amount, if any, required for withholding taxes in connection with such exercise (the "Exercise Payment"); provided, however, that with the consent of the Committee or such officer of the Company as may be authorized by the Committee from time to time to give such consent, the Exercise Payment may be paid by the surrender of Common Stock owned by the person exercising the option and having a fair market value on the date of exercise equal to the Exercise Payment, or in any combination of cash and Common Stock so long as the total cash so paid and the fair market value of the Common Stock surrendered equals the Exercise Payment, and the Common Stock so surrendered, if originally issued to the optionee upon exercise of an option granted by the Company, shall have been held by the optionee for more than six months.

Option Adjustments

         The Plan contains a customary anti-dilution provision which provides that in the event of any change in the Company's outstanding capital stock by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, the aggregate number of shares of Common Stock subject to outstanding options and the exercise price are to be appropriately adjusted by the Board of Directors (or the Committee), whose determination thereon shall be conclusive.

Restricted Stock Grants

         Under the 2007 Plan, Restricted Stock Grants may be granted to employees (including officers) of the Company and/or any of its subsidiaries and members of the Board of Directors. The 2007 Plan is administered by the Compensation Committee of the Board of Directors which Committee under the 2007 Plan has the sole authority to (i) determine the individuals to whom Restricted Stock Grants shall be made, (ii) determine the type, size and terms of the grants to be made to each individual, (iii) determine the time when the Restricted Stock Grants will be made and the duration of any applicable restriction period, (iv) determine the amount of consideration to be paid by the Grantee, if any, and (v) deal with any other matters arising under the 2007 Plan.

         The Committee may establish conditions under which restrictions on Restricted Stock will lapse over time or other triggering events. The period of time during which the restrictions remain is referred to as "restricted period." During the restricted period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock except by Will or the by the laws of descent and distribution or, if permitted in any specific case by the Committee, pursuant to a domestic relations order (as defined under the Internal Revenue Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder).

Restricted Stock Grant Adjustments

         The 2007 Plan contains a customary anti-dilution provision which provides that in the event of any change in the Company's outstanding capital stock by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, the aggregate number of shares of Common Stock subject to the 2007 Plan are to be appropriately adjusted by the Board of Directors (or the Committee), whose determination thereon shall be conclusive.

Amendments, Suspension and Termination

         The Board has the authority to suspend, make changes in or additions to the 2007 Plan as it deems desirable and the Board and the Committee may adopt rules and regulations to carry out the 2007 Plan. The Board may not, without stockholder approval, (i) increase the number of shares which may be reserved for issuance under the 2007 Plan, (ii) adversely affect the rights of a holder of a Grant previously granted under the 2007 Plan, (iii) modify materially the eligibility requirements for participation in the 2007 Plan, or (iv) increase materially the benefits accruing to participants under the Plan.

Federal Income Tax Consequences

         Stock Options

         Under current tax law, there are generally no Federal income tax consequences to either the employee or the Company on the grant of Non-Qualified Stock Options if granted under the terms set forth in the 2007 Plan and if the option is not immediately exercisable. Upon exercise of such a Non-Qualified Stock Option, the excess of the fair market value of the shares subject to the option over the option price (the "Spread") at the date of exercise is taxable as ordinary compensation income to the optionee in the year it is exercised and is deductible by the Company as compensation for Federal income tax purposes, if Federal income tax is withheld on the Spread. However, if the shares are subject to vesting restrictions conditioned on future employment or the holder is subject to the short-swing profits liability restrictions of Section 16(b) the Exchange Act (i.e., is an executive officer, director or 10% stockholder of the Company) then taxation and measurement of the Spread is deferred until such restrictions lapse, unless a special election is made under Section 83(b) of the Code to report such income currently without regard to such restrictions. The optionee's basis in the shares will be equal to the fair market value on the date taxation is imposed (determined without regard to marketability restrictions imposed by the securities laws) and the holding period commences on such date.

         Holders of Incentive Stock Options incur no regular Federal income tax liability at the time of grant or upon exercise of such option, assuming that the optionee was an employee of the Company from the date the option was granted until 90 days before such exercise. However, upon exercise, the Spread must be added to regular Federal taxable income in computing the optionee's "alternative minimum tax" liability. An optionee's basis in the shares received on exercise of an Incentive Stock Option will be the option price of such shares for regular income tax purposes. No deduction is allowable to the Company for Federal income tax purposes in connection with the grant or exercise of such option.

         If the holder of shares acquired through exercise of an Incentive Stock Option sells such shares within two years of the date of grant of such option or within one year from the date of exercise of such option (a "Disqualifying Disposition"), the optionee will realize income taxable at ordinary rates. Ordinary income is reportable during the year of such sale equal to the difference between the option price and the fair market value of the shares at the date the option is exercised, but the amount includable as ordinary income shall not exceed the excess, if any, of the proceeds of such sale over the option price. In addition to ordinary income, a Disqualifying Disposition may result in taxable income subject to capital gains treatment if the sales proceeds exceed the optionee's basis in the shares (i.e., the option price plus the amount includable as ordinary income). The amount of the optionee's taxable ordinary income will be deductible by the Company in the year of the Disqualifying Disposition.

         At the time of sale of shares received upon exercise of an option (other than a Disqualifying Disposition of shares received upon the exercise of an Incentive Stock Option), any gain or loss is long-term or short-term capital gain or loss, depending upon the holding period. The holding period for long-term capital gain or loss treatment is more than one year.

Restricted Stock Grant

         All Restricted Stock Grants under the 2007 Plan shall be subject to applicable Federal (including FICA), state and local withholding requirements. The Company may require a Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Restricted Stock Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Restricted Stock Grants.

         The Committee may permit Grantees to satisfy the Company's income tax withholding obligation with respect to a Restricted Stock Grant by having shares withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities.

         The foregoing is not intended to be an exhaustive analysis of the tax consequences relating to stock options issued under the Plan. For instance, the treatment of options under state and local tax laws, which are not described above, may differ from their treatment for Federal income tax purposes.

Effective Date of the 2007 Plan

         Subject to the approval of the 2007 Plan by the Company's stockholders, the 2007 Plan will become effective May 15, 2007.

         The Board of Directors recommends a vote FOR the approval and ratification of the 2007 Long-Term Plan, and the persons named in the accompanying proxy will vote in accordance with the choice specified thereon or, if no choice is properly indicated, in favor of the approval and ratification.


                  SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

         Under the Commission's proxy rules, stockholder proposals that meet certain conditions may be included in the Company's proxy statement and form of proxy for a particular annual meeting. Stockholders that intend to present a proposal at the Company's 2008 Annual Meeting must give notice of the proposal to the Company no later than December 15, 2007 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Stockholders that intend to present a proposal at the 2008 Annual Meeting that will not be included in the proxy statement and form of proxy must give notice of the proposal to the Company no fewer than 90 days and no more than 120 days prior to the first anniversary of the 2007 Annual Meeting. Receipt by the Company of any such proposal from a qualified stockholder in a timely manner will not guarantee its inclusion in the Company's proxy materials or its presentation at the 2008 Annual Meeting because there are other requirements in the proxy rules.

         Pursuant to Rule 14a-4 under the Securities Exchange Act, as amended, the Company intends to retain discretionary authority to vote proxies with respect to shareholder proposals for which the proponent does not seek inclusion of the proposed matter in the Company's proxy statement for our 2007 Annual Meeting, except in circumstances where (i) the Company receives notice of the proposed matter no earlier than January 15, 2008 and no later than February 15, 2008, and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

                                     GENERAL

         The management of the Company does not know of any matters other than those stated in this Proxy Statement, which are to be presented for action at the 2007 Annual Meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

         The Company will bear the costs related to preparing, printing, assembling and mailing the proxy card, Proxy Statement and other material which may be sent to stockholders in connection with this solicitation, which are expected to be approximately $15,000.00. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at the request of the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit by telephone proxies without additional compensation. The Company does not expect to pay any compensation for the solicitation of proxies.

         The Company will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2006 (as filed with the Commission), including the financial statements thereto. All such requests should be directed to Mr. John W. Hlywak, Jr., Executive Vice President and Chief Financial Officer of IntegraMed America, Inc., Two Manhattanville Road, Purchase, New York 10577. You may also obtain certain other of the Company's Commission filings through the Internet at http://www.sec.gov or under "Investor Relations" at http://www.integramed.com, the Company's website.





/s/Claude E. White
   ------------------------------------------
   Claude E. White
   Vice President, General Counsel  & Secretary

   Dated:   April 10, 2007

                                                                   Appendix A


                            INTEGRAMED AMERICA, INC.

                             AUDIT COMMITTEE CHARTER

                    As Amended and Restated December 12, 2006

Purpose

         The primary purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of IntegraMed America, Inc. (the "Company") is to assist the Board in its oversight of (a) the integrity of the Company's financial statements and its financial reporting and disclosure practices, (b) the soundness of the Company's accounting, auditing and financial reporting practices, including the internal controls and audit functions (c) the Company's compliance with legal and regulatory requirements, and (d) the appointment, compensation, qualifications, independence and performance of the Company's independent auditors. Membership

         The Committee shall consist of three or more directors all of whom, in the judgment of the Board, shall be independent in accordance with the rules and regulations of the Securities and Exchange Commission ("SEC") and NASDAQ listing standards. Each member shall, in the judgment of the Board, be financially literate under NASDAQ Rule 4350(d)(2), including having the ability to read and understand the Company's basic financial statements or at the time of appointment undertaking training for that purpose. At least one member of the Committee shall, in the judgment of the Board, be a "financial expert" as defined by Item 401(h) of Regulation S-K. Committee members shall not simultaneously serve on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of the director to effectively serve on the Committee, and the Company discloses this determination in the Company's annual proxy statement. The members of the Committee shall be appointed by the Board on the recommendation of the Nominating and Governance Committee of the Board. Committee members may be replaced by the Board.

Committee Authority and Responsibility

         The Committee shall:

         1. Appoint the independent auditors for the purpose of preparing and issuing an audit report or to perform related work, and set such independent auditors' compensation, and if appropriate, replace such independent auditors.

         2. Pre-approve all audit and permitted non-audit services to be performed by the Company's independent auditors; or delegate the authority to pre-approve such services to one or more members of the Committee, who shall report any decision to preapprove any services to the full Committee at its regularly scheduled meetings.

         3. Report the pre-approval of any permitted non-audit services to management for disclosure in the Company's periodic reports.

         4. Review with the independent auditors selected by the Committee the scope of the prospective audit, the estimated fees therefor and such other matters pertaining to such audit as the Committee may deem appropriate.

         5. Receive, review and discuss:

         5.1 a report by the Company's independent auditors describing (i) the Company's independent auditors internal quality-control procedures, (ii) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Company's independent auditors, and any steps taken to deal with any such issues, (iii) in an effort to assess the Company's independent auditors' independence, all relationships between the Company's independent auditors and the Company and (iv) any significant deficiencies and material weaknesses identified during their audit on management's assessment of internal controls.

         5.2 all other reports from the Company's independent auditors, including the annual comments from the Company's auditors on accounting procedures and systems of control.

         5.3. copies of the annual comments from the Company's independent auditors on accounting procedures and systems of control; review and consider whether the provision by the Company's independent auditors of any permitted non-audit services is compatible with maintaining their independence; review and approve the non-audit fees of the Company's independent auditors; and review with the Company's independent auditors any questions, comments or suggestions they may have relating to the internal controls, accounting practices or procedures of the Company or its subsidiaries, and any audit problems or difficulties and management's responses.

         6. Review, at least annually, the then current and future programs with respect to the Company's internal audit procedures, including the procedure for assuring implementation of accepted recommendations made by the Company's independent auditors; and review any issues that arise regarding the performance of the Company's internal audit function and the significant matters contained in any internal audit function reports.

         7. Make or cause to be made, from time to time, such other examinations or reviews as the Committee may deem advisable with respect to the adequacy of the systems on internal controls and accounting practices of the Company and its subsidiaries and with respect to current accounting trends and developments, and take such action with respect thereto as may be deemed appropriate.

         8. Review with management and the Company's independent auditors the annual and quarterly financial statements of the Company, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and any critical or material accounting policies, principles or practices used, considered or changed in preparing the statements prior to the filing of a report on Form 10-K or 10-Q with the SEC. Such review will also include (1) the items required by SAS 61 and SAS 90 as in effect at that time in the case of the annual statements and SAS 71 and SAS 90 as in effect at that time in the case of the quarterly statements, (2) the results of the independent auditor's reviews of such financial statements, (3) the adequacy of the Company's internal controls which could significantly affect the Company's financial statements and (4) off-balance sheet structures on the Company's financial statements. During such review, or otherwise, the Committee shall determine that the independent auditors are satisfied with the disclosures in and contents of the financial statements and shall inform management that the Committee is satisfied with the inclusion of such disclosures and financial statements in the applicable Form 10-K or 10-Q which is to be filed with the SEC.

         9. Review and discuss with management and the independent auditor, as applicable, earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

         10. Review and discuss with Company management Company policies with respect to risk assessment and risk management.

         11. Receive from the Company's independent auditors the report required by Independence Standards Board Standards No. 1 as in effect at that time and discuss it with the Company's independent auditors.

         12. Review the status of compliance with laws, regulations, and internal procedures, contingent liabilities and risks that may be material to the Company, the scope and status of systems designed to assure Company compliance with laws, regulations and internal procedures, through receiving reports from management, legal counsel and other third parties as determined by the Committee on such matters, as well as major accounting, legislative and regulatory developments and pronouncements which could materially impact the Company's contingent liabilities and risks.

         13. Establish and maintain procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company's accounting, internal controls or auditing matters and the Company's Corporate Compliance Manual. Establish clear hiring policies for employees or former employees of the Company's independent auditors.

         14. Obtain the advice and assistance, as appropriate, of independent counsel and other advisors as necessary to fulfill the responsibilities of the Committee.

         15. Report regularly to the Board as to the Committee's accomplishments of its purposes and responsibilities.

         16. Conduct an annual performance evaluation of the Committee and deliver a written or oral report to the Board of Directors.

         17. Annually review the Committee's charter and recommend any changes to the charter deemed necessary by recent accounting and regulatory pronouncements or desirable by the Committee.

         18. Investigate, review and report on propriety and ethical implications of any material transactions, as defined by SFAS No. 57, reported to the Committee between the Company and any employee, officer or member of the Board or any affiliate of the foregoing.

         19. Prepare the audit committee report required by the SEC to be included in Company's proxy statement.

         20. Review the experience and qualifications of the Company's senior finance executives.

         21. Perform other responsibilities as directed by the Board of Directors.

Meetings

         The Committee shall meet as it determines, but not less frequently than quarterly. Not less than two members shall be in attendance for a quorum. The Committee shall meet periodically with management and the independent auditors in separate executive sessions. The proceedings of all meeting shall be reflected in written minutes, which shall be maintained with the records of proceedings of the Board.

         The Committee is governed by the same rules and regulations regarding meetings (including meetings by teleconference or similar communications equipment), action without meetings, notice waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Resources and Authority

         The Committee shall have the resources and authority necessary to discharge its duties and responsibilities, including authority to retain outside counsel or other experts or consultants, as it deems appropriate. The Committee shall have sole authority to approve related fees and retention terms.

Limitation of Audit Committee's Role

         The Audit Committee's role is one of oversight. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. Management is responsible for the fair presentation of the information set forth in the financial statements in conformity with GAAP. The independent auditor's responsibility is to provide their opinion, based on their audits, that the financial statements fairly present, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with GAAP. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and in conformity with GAAP. Further, it is not the duty of the Audit Committee to assure compliance with applicable laws and regulations or the Company's Code of Ethical Conduct.

                                                                     Appendix B


                            INTEGRAMED AMERICA, INC.

                        2007 LONG-TERM COMPENSATION PLAN


         The purpose of the IntegraMed America, Inc. 2007 Long-Term Compensation Plan (the "Plan") is to provide designated employees of IntegraMed America Inc.(the "Company") and its subsidiaries, members of the Board of Directors, agents of , consultants to , independent contractors of and key advisors to the Company with the opportunity to receive grants of incentive stock options, non-qualified stock options and restricted stock. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

         1.    Administration

         1.1 Committee. The Plan shall be administered and interpreted by the Compensation Committee of the Board of Directors.

         1.2 Committee Authority. The Committee shall have the sole authority to
(i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable restriction period, and (iv) deal with any other matters arising under the Plan.

         1.3 Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

         2. Grants Awards under the Plan may consist of incentive stock options as described in Section 5 ("Incentive Stock Options"), non-qualified stock options as described in Section 5 ("Non-qualified Stock Options")(Incentive Stock Options and Non-qualified Stock Options are collectively referred to herein as "Options"), and restricted stock as described in Section 6 ("Restricted Stock")(Incentive Stock Options, Non-Qualified Stock Options and Restricted Stock are collectively referred to herein as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument (the "Grant Instrument") or an amendment to the Grant Instrument. The Committee shall approve the basic form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the Grantees.

         3.    Term of Plan/Shares Subject to the Plan

         3.1 Term. The Plan shall terminate on such date as is 10 years from the date the stockholders approve the Plan, except with respect to awards then outstanding. After such date no further awards shall granted under the Plan.

         3.2 Shares Authorized. Effective upon ratification and approval of the Plan by the Company's Stockholders at the 2007 Annual Meeting of the Company's Stockholders, subject to the adjustment specified below, the aggregate number of shares of common stock of the Company, $.01 par value ("Company Stock") that may be issued or transferred under the Plan is 500,000 shares. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the

Plan to any individual during any calendar year shall be 50,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent any shares of Restricted Stock are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan.

         3.3 Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spin-off, recapitalization, stock split or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spin-off or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants shall be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding any portion of a share equal to .5 or greater up, and any portion of a share equal to less than .5 down, in each case to the nearest whole number. Any adjustments determined by the Committee shall be final, binding and conclusive.

         4.    Eligibility for Participation

         4.1 Eligible Persons. All employees of the Company and its subsidiaries, including employees who are officers or members of the Board, individuals to whom an offer of employment has been extended , members of the Board , agents of , consultants to, independent contractors of, and key advisors to the Company (collectively referred to herein as "Grantees") shall be eligible to participate in the Plan.

         4.2 Selection of Grantees. The Committee shall select the Grantees to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines.

         5.    Granting of Options.

         5.1 Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grantees.

         5.2   Type of Option and Price.

               5.2.1 The Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Internal Revenue Code of 1986, as amended and related Treasury Regulations (the "Code"), Nonqualified Stock Options that are not intended so to qualify, or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees. Nonqualified Stock Options may be granted to employees, directors, agents, independent contractors and key advisors.

               5.2.2 The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted, provided, however, that (i) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted and (ii) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

               5.2.3 If the Company Stock is publicly traded, then, except as otherwise determined by the Committee, the following rules regarding the determination of Fair Market Value per share apply:

               (i) if the principal trading market for the Company Stock is a national securities exchange or The Nasdaq National Market, the mean between the highest and lowest quoted selling prices on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or

               (ii) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on The Nasdaq National Market or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

         5.3 Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

         5.4   Exercisability of Options.

               5.4.1 Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument or an amendment to the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

               5.4.2 Notwithstanding the foregoing, the Option may, but need not, include a provision whereby the Grantee may elect at any time to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price, and any other restrictions the Committee determines to be appropriate.

         5.5   Termination of Employment, Disability or Death.

               5.5.1 Except as provided below, an Option may only be exercised while the Grantee is employed by, member of the Board, agent of, consultant to, independent contractor of or key advisor to the Company. In the event that a Grantee's status changes for any reason other than a "disability," death or "termination for cause," any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

               5.5.2 In the event the Grantee ceases to be employed by the Company on account of a "termination for cause" by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by the Company.

               5.5.3 In the event the Grantee ceases to be employed by the Company because the Grantee is "disabled," any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

               5.5.4 If the Grantee dies while employed by the Company or within 90 days after the date on which the Grantee ceases to be employed on account of a termination of employment specified in Section
               5.5.1 above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

               5.5.5  For purposes of Sections 5.5 and 6:

               (i) "Company," when used in the phrase "employed by the Company," shall mean the Company and its parent, subsidiary corporations, and any business venture in which the Company has a significant interest.

               (ii) "Employed by the Company" shall mean employment or service as an Employee of IntegraMed America, Inc. or any subsidiary or business venture in which the Company has a significant interest, Key Advisor, or member of the Board (so that, for purposes of exercising Options, and satisfying conditions with respect to Restricted Stock, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee of IntegraMed America, Inc. or any subsidiary or business venture in which the Company has a significant interest, or member of the Board), unless the Committee determines otherwise. The Committee's determination as to a participant's employment or other provision of services, termination of employment or cessation of the provision of services, leave of absence, or reemployment shall be conclusive on all persons unless determined to be incorrect.

               (iii) "Disability" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code.

               (iv) "Termination for cause" shall mean the determination of the Committee that any one or more of the following events has occurred:

               (A) the Grantee's conviction of any act which constitutes a felony under applicable federal or state law, either in connection with the performance of the Grantee's obligations on behalf of the Company or which affects the Grantee's ability to perform his or her obligations as an employee, board member or advisor of the Company or under any employment agreement, non-competition agreement, confidentiality agreement or like agreement or covenant between the Grantee and the Company (any such agreement or covenant being herein referred to as an "Employment Agreement");

               (B) the Grantee's willful misconduct in connection with the performance of his or her duties and responsibilities as an employee, board member or advisor of the Company or under any Employment Agreement, which willful misconduct is not cured by the Grantee within 10 days of his or her receipt of written notice thereof from the Committee;

               (C) the Grantee's commission of an act of embezzlement, fraud or dishonesty which results in a loss, damage or injury to the Company;

               (D) the Grantee's substantial and continuing neglect, gross negligence or inattention in the performance of his or her duties as an employee, board member or advisor of the Company or under any Employment Agreement which is not cured by the Grantee within 10 days of his or her receipt of written notice thereof from the Committee;

               (E) the Grantee's unauthorized use or disclosure or any trade secret or confidential information of the Company which adversely affects the business of the Company, provided that any disclosure of any trade secret or confidential information of the Company to a third party in the ordinary course of business who signs a confidentiality agreement shall not be deemed a breach of this subparagraph;

               (F) the Grantee's material breach of any of the provisions of any Employment Agreement, which material breach is not cured by the Grantee within 10 days of his or her receipt of a written notice from the Company specifying such material breach; or

               (G) the Grantee has voluntarily terminated his or her employment or service with the Company and breaches his or her non-competition agreement with the Company.

         5.6 Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee:

               5.6.1  in cash; or

               5.6.2 by delivering shares of Company Stock owned by the Grantee for the period necessary to avoid a charge to the Company's earnings for financial reporting purposes (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price; or

               5.6.3 by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; or

               5.6.4 by such other method of payment as the Committee may approve.

         Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 7) at the time of exercise.

         5.7 Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code). No Incentive Stock Option shall be exercisable sooner than one year from the date of grant.

         6. Restricted Stock Grants. The Committee may issue or transfer shares of Company Stock to a Grantee under a Grant of Restricted Stock upon such terms as the Committee deems appropriate. The following provisions are applicable to Restricted Stock:

         6.1 General Requirements. Shares of Company Stock issued or transferred pursuant to Restricted Stock Grants may be issued or transferred for no consideration, as determined by the Committee. The Committee may establish conditions under which restrictions on shares of Restricted Stock shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of time during which the Restricted Stock will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

         6.2 Number of Shares. The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Restricted Stock Grant and the restrictions applicable to such shares.

         6.3 Requirement of Relationship. If the Grantee ceases to be employed by, a member of the Board, an agent of, consultant to, independent contractor to, or key advisors to the Company other than for reasons of death or permanent disability during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

         6.4 Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock except to a Successor Grantee under Section 7. Each certificate for a share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for shares of Restricted Stock until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Restricted Stock until all restrictions on such shares have lapsed. The certificates shall bear, among other required legends, the following legend:

         "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including, without limitation, forfeiture events) contained in the IntegraMed America, Inc. 2007 Long-Term Compensation Plan and an Award Agreement entered into between the registered owner hereof and IntegraMed America, Inc. Copies of such Plan and Award Agreement are on file in the office of the Secretary of IntegraMed America, Inc., Two Manhattanville Road, Purchase, New York 10577. IntegraMed America, Inc. will furnish to the record holder of the certificate, without charge and upon written request at its principal place of business, a copy of such Plan and Award Agreement. IntegraMed America, Inc. reserves the right to refuse to record the transfer of this certificate until all such restrictions are satisfied, all such terms are complied with and all such conditions are satisfied."

         6.5 Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee.

         6.6 Lapse of Restrictions. All restrictions imposed on Restricted Stock shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Restricted Stock Grants, that the restrictions shall lapse without regard to any Restriction Period.

         7.    Withholding of Taxes

         7.1 Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require the Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

         7.2 Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to an Option or Restricted Stock Grant by having shares withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

         8.    Transferability of Grants

         8.1. Non-transferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

         8.2 Transfer of Non-qualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Non-qualified Stock Options to family members or other persons or entities according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of a Non-qualified Stock Option and the transferred Non-qualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Non-qualified Option immediately before the transfer.

         9.    Reorganization of the Company.

         9.1 Reorganization. As used herein, a "Reorganization" shall be deemed to have occurred if the shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company.

         9.2 Assumption of Grants. Upon a Reorganization where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation.

         9.3 Other Alternatives. Notwithstanding the foregoing, in the event of a Reorganization, the Committee may take one or both of the following actions: the Committee may (i) require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options exceeds the Exercise Price of the Options, or (ii) after giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Reorganization or such other date as the Committee may specify.

         9.4 Limitations. Notwithstanding anything in the Plan to the contrary, in the event of a Reorganization, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (b) above) that would make the Reorganization ineligible for pooling of interests accounting treatment or that would make the Reorganization ineligible for desired tax treatment if, in the absence of such right, the Reorganization would qualify for such treatment and the Company intends to use such treatment with respect to the Reorganization.

         10.    Change of Control of the Company.

         10.1 As used herein, a "Change of Control" shall be deemed to have occurred if.

                10.1.1 Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d- 3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the voting power of the then outstanding securities of the Company except where the acquisition is approved by the Board; or

                10.1.2 Any person has commenced a tender offer or exchange offer for a majority of the voting power of the then outstanding shares of the Company.

         10.2 Notice and Acceleration. Unless the Committee determines otherwise, a Change of Control shall result in the acceleration of the vesting of outstanding Options and the removal of restrictions and conditions on outstanding Restricted Stock Grants.

         10.3 Other Alternatives. Notwithstanding the foregoing, in the event of a Change in Control, the Committee may take one or both the following actions: the Committee may (i) require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options exceed the Exercise Price of the Options, or (ii) giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

         10.4 Limitations. Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Section 10.3 above) that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

         11.    Requirements for Issuance or Transfer of Shares

         11.1 Shareholder's Agreement. The Committee may require that a Grantee execute a shareholder's agreement, with such terms as the Committee deems appropriate, with respect to any Company Stock distributed pursuant to this Plan.

         11.2 Limitations on Issuance or Transfer of Shares. No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

         12.  Amendment, Suspension and Termination of the Plan

         12.1 Amendment. The Board may amend, suspend or terminate the Plan at any time.

         12.2 Termination of Plan. The Plan shall terminate on the date immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

         12.3 Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended in accordance with the Plan or may be amended by agreement of the Company and the Grantee consistent with the Plan.

         12.4 Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

         13. Rights of Grantees. Nothing in this Plan shall entitle any Grantee or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

         14. No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         15. Headings. Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

         16. Miscellaneous.

         16.1 Compliance with Law. The Plan and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

         16.2 No Right to Employment. Neither the adoption of the Plan, the granting of any Grant, nor the execution of any Grant Instrument, shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.

         16.3 Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Grants under the Plan. Any liability of the Company to any person with respect to any Grant under the Plan or any Grant Instrument shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such Grant Instrument. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Grant Instrument shall be construed as creating in respect of any Grantee (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Grantee, any beneficiary thereof or any other person.

         16.4 Other Company Benefit and Compensation Programs. Payments and other benefits received by a Grantee under a Grant made pursuant to the Plan shall not be deemed a part of a Grantee's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Committee expressly determines in writing that inclusion of a Grant or portion of a Grant should be included to reflect accurately competitive compensation practices or to recognize that a Grant has been made in lieu of a portion of competitive annual base salary or other cash compensation. Grants under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

         16.5 Listing, Registration and Other Legal Compliance. No Grants or shares of the Company Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted Shares and/ or Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Grant Instrument or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Shares and/ or Common Stock, or (c ) the payment of amounts to or through a Participant with respect to any Grant, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act.

         16.6 Grant Instrument. Each Participant receiving a Grant under the Plan shall enter into a Grant Instrument with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Grant set forth therein and in the Plan.

         16.7 Designation of Beneficiary. Each Grantee to whom a Grant has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Option or to receive any payment which under the terms of the Plan and the relevant Grant Instrument may become exercisable or payable on or after the Grantee's death. At any time, and from time to time, any such designation may be changed or cancelled by the Grantee without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee or individual designated by the Committee. If no beneficiary has been designated by a deceased Grantee, or if the designated beneficiaries have predeceased the Grantee, the beneficiary shall be the Grantee's estate. If the Grantee designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Grantee has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Grantee.

         16.8 Leaves of Absence/Transfers. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Grantee. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Grantee has terminated employment with the Company or any such Subsidiary. If a Grantee transfers within the Company, or to or from any Subsidiary, such Grantee shall not be deemed to have terminated employment as a result of such transfers.

         16.9 Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of New York.

         16.10 Effective Date of the Plan Subject to the approval of the Company's shareholders, the Plan shall be effective on May 15, 2007.

                                     PROXY

                            INTEGRAMED AMERICA, INC.
                         Annual Meeting of Stockholders

          This Proxy is Solicited on Behalf of the Board of Directors

1. Election Of Directors:
FOR ALL NOMINEES
ANNUAL MEETING OF STOCKHOLDERS OF
NOMINEES
O Gerardo Canet
O Jay Higham
O Sarason D. Liebler
O Wayne R. Moon
O Lawrence J. Stuesser
O Elizabeth E. Tallett
O Yvonne S. Thornton, M.D.
Please date, sign and mail
your proxy card in the
envelope provided as soon
Please detach and mail in the envelope provided.

 ------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 1.
PLEASE  SIGN,  DATE AND  RETURN  PROMPTLY  IN THE  ENCLOSED
ENVELOPE.  PLEASE  MARK YOUR  VOTE IN BLUE OR BLACK INK AS SHOWN  HERE X
May 15, 2007 as possible.

2. To approve the Company's 2007 Long-Term Compensation Plan.

In their discretion, proxies are authorized to vote upon such business as may properly come before the meeting. The shares of Common Stock represented by this proxy will be voted as directed. If no contrary instruction is given, the shares of Common Stock will be voted FOR the election of the nominees and FOR Proposal 2.

WITHHOLD AUTHORITY
FOR ALL NOMINEES
FOR ALL EXCEPT
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder ________________________________________ Date:________

Signature of Stockholder_________________________________________ Date:________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
----------------
FOR AGAINST ABSTAIN
------------------
PROXY
INTEGRAMED AMERICA, INC.
Annual Meeting of Stockholders
This Proxy is Solicited on Behalf of the Board of Directors
The undersigned hereby appoints Jay Higham or Claude E. White as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at the Company's Headquarters, Two Manhattanville Road, 3rd Floor, Purchase, New York 10577 on May 15, 2007 at 10:00 a.m. and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated on the reverse:
(To be Signed on Reverse Side)
----------------
0
14475